Shareholders' equity	12 Months Ended
Mar. 31, 2022
Shareholders' equity
Shareholders' equity
14	Shareholders’ equity

(a)	Statutory reserves

According to PRC rules and regulations and their Articles of Association, Beijing Jiachenhong, Guangzhou Nuoya and Zhejiang Lukou are required to transfer 10% of net income, as determined in accordance with the relevant financial regulations established by the Ministry of Finance of the PRC, to statutory surplus reserves until the reserve balance reaches 50% of their respective registered capital. The transfer to this reserve must be made before distribution of dividends to equity holders can be made.

The statutory surplus reserve is non-distributable but can be used to make good previous years’ losses, if any, and may be converted into issued capital in proportion to the respective equity holding of the equity holders, provided that the balance of the reserve after such conversion is not less than 25% of the registered capital.

Aggregated transfers of RMB20,068, RMB23,384 and RMB17,716 (US$2,795)have been made to the statutory surplus reserve by Beijing Jiachenhong and Zhejiang Lukou for the years ended March 31, 2020, 2021 and 2022, respectively. Accumulated statutory surplus reserves as of March 31, 2021 and 2022 amounted to RMB203,434 and RMB221,150 (US$34,886), respectively.

(b)	Share repurchase program

On July 29, 2021 the Board of Directors approved a new share repurchase program in the aggregate amount of US$20,000 for 12 months until July 29, 2022. During the year ended March 31, 2022, the Company did not repurchase any of its shares under the new share repurchase programs.